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                                                                   EXHIBIT 10.14

                              AMENDMENT NO. 2 TO
                         SECURITIES PURCHASE AGREEMENT

     This Amendment No. 2 to that certain Securities Purchase Agreement (the "Agreement") between Notify Technology Corporation (the "Company") and David A. Brewer ("Brewer") dated as of March 4, 1999 and as amended on October 7, 1999 is made as of October 26, 2000.

     WHEREAS, certain investors (the "Investors") led by Andrew Plevin are considering investing approximately $1 Million in the Company (the "Financing");

     WHEREAS, the sale of Common Stock by the Company in the Financing may trigger the anti-dilution protections contained in Section 6.2 of the Agreeement;

     WHEREAS, the Investors have requested that Brewer waive the anti-dilution protections contained in Section 6.2 (ii) of the Agreement as a condition of their participation in the Financing; and

     WHEREAS, Brewer believes that he, as a stockholder of the Company, will benefit from the completion of the Financing;

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Brewer agree as follows:

     1. Brewer hereby agree to waives his right to receive additional warrants under Section 6.2 (ii) of the Agreement with respect to the Financing provided
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that the Financing closes on or prior to November 24, 2000. This waiver does not
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affect Brewers' rights under Section 6.2(i) or with respect to any other
Financing.

     2. Brewer understands and acknowledges that the Company and the Investors will proceed with the Financing in reliance upon the foregoing waiver.

     This Amendment has been executed effective as of the first date set forth above.

NOTIFY TECHNOLOGY CORPORATION


_____________________________               ________________________________
Paul DePond, President                       David Brewer